                                                                    EXHIBIT 99.1

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                     Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

-------------------------------------------    -------------------------------------------------------------------------------------
COLLECTION PERIOD BEGINNING:      8/1/2003                                                                               ORIGINAL
COLLECTION PERIOD ENDING:        8/31/2003     PURCHASES                  UNITS      CUT-OFF DATE     CLOSING DATE     POOL BALANCE
                                               -------------------------------------------------------------------------------------
PREV. DISTRIBUTION/CLOSE DATE:   8/12/2003     INITIAL PURCHASE           57,520      7/31/2002         8/21/2002     879,123,207.32
DISTRIBUTION DATE:               9/12/2003     SUB. PURCHASE #1
DAYS OF INTEREST FOR PERIOD:            31     SUB. PURCHASE #2
DAYS OF COLLECTION PERIOD               31
                                                                  ------------------------------------------------------------------
MONTHS SEASONED:                        13     TOTAL                      57,520                                      879,123,207.32
-------------------------------------------    -------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
I.         ORIGINAL DEAL PARAMETERS
------------------------------------------------------------------------------------------------------------------------------------

                                                DOLLAR AMOUNT     # OF CONTRACTS

           Original Portfolio :                $ 879,123,207.32           57,520

                                                                                      LEGAL FINAL
           Original Securities:                 DOLLAR AMOUNT             COUPON        MATURITY
               Class A-1 Notes                 $ 202,000,000.00          1.72313%      9/12/2003
               Class A-2 Notes                   231,000,000.00          1.99000%      1/12/2006
               Class A-3 Notes                   187,000,000.00          2.62000%      2/12/2007
               Class A-4 Notes                   206,374,000.00          3.24000%      8/12/2009
               Class B Notes                      52,749,207.32          8.00000%      8/12/2009
                                               ----------------
                Total                          $ 879,123,207.32


------------------------------------------------------------------------------------------------------------------------------------
II.        COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

     (1)   Beginning of period Aggregate
             Principal Balance                                                                                   (1) 638,206,390.95
                                                                                                                    ----------------
     (2)   Subsequent Receivables Added                                                                          (2)              -
                                                                                                                    ----------------
           Monthly Principal Amounts

           (3)  Principal Portion of
                Scheduled Payments Received                                      (3) 8,439,540.73
                                                                                    -------------
           (4)  Principal Portion of
                Prepayments Received                                             (4) 8,129,787.98
                                                                                    -------------
           (5)  Principal Portion of
                Liquidated Receivables                                           (5) 7,566,367.60
                                                                                    -------------
           (6)  Aggregate Amount of Cram
                Down Losses                                                      (6)            -
                                                                                    -------------
           (7)  Other Receivables
                adjustments                                                      (7)            -
                                                                                    -------------
           (8)  Total Principal
                Distributable Amounts                                                                            (8)  24,135,696.31
                                                                                                                    ----------------
     (9)   End of Period Aggregate
           Principal Balance                                                                                     (9) 614,070,694.64
                                                                                                                    ================

     (10)  Pool Factor  (Line 9 /
           Original Pool Balance)                                                                               (10)       69.8504%
                                                                                                                    ================

------------------------------------------------------------------------------------------------------------------------------------
III.       COLLECTION PERIOD NOTE BALANCE CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

                                     -----------------------------------------------------------------------------------------------
                                        CLASS A-1       CLASS A-2       CLASS A-3        CLASS A-4       CLASS B          TOTAL
                                        ---------       ---------       ---------        ---------       -------          -----
     (11)  Original Note Balance     $202,000,000.00  231,000,000.00  187,000,000.00  206,374,000.00  52,749,207.32  $879,123,207.32
                                     -----------------------------------------------------------------------------------------------
     (12)  Beginning of period
           Note Balance                            -  168,247,624.04  187,000,000.00  206,374,000.00   8,716,187.57   570,337,811.61
                                     -----------------------------------------------------------------------------------------------
     (13)  Noteholders' Principal
           Distributable Amount                    -   21,239,412.76               -               -   5,051,910.20    26,291,322.96
     (14)  Class A Noteholders'
           Accelerated Principal
           Amount                                  -               -               -               -                               -
     (15)  Class A Noteholders'
           Principal Carryover
           Amount                                  -               -               -               -                               -
     (16)  Policy Claim Amount                     -               -               -               -                               -
                                     -----------------------------------------------------------------------------------------------
     (17)  End of period Note
           Balance                                 -  147,008,211.28  187,000,000.00  206,374,000.00   3,664,277.37   544,046,488.65
                                     ===============================================================================================
     (18)  Note Pool Factors
           (Line 17 / Line 11)                0.0000%        63.6399%       100.0000%       100.0000%        6.9466%        61.8851%
                                     -----------------------------------------------------------------------------------------------

     (19)  Class A Noteholders'
           Ending Note Balance         540,382,211.28

     (20)  Class B Noteholders'
           Ending Note Balance           3,664,277.37

     (21)  Class A Noteholders'
           Beginning Note Balance      561,621,624.04

     (22)  Class B Noteholders'
           Beginning Note Balance        8,716,187.57

     (23)  Total Noteholders
           Principal Distribution
           for Collection Period        26,291,322.96

     (24)  Total Noteholders
           Interest Distribution
           for Collection Period         1,302,611.69

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                     Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

------------------------------------------------------------------------------------------------------------------------------------
IV.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:
------------------------------------------------------------------------------------------------------------------------------------

  (25) Total Monthly Principal Collection Amounts                                                                (25)  24,135,696.31
                                                                                                                      --------------
  (26) Required Pro Forma Class A Note Balance (88% x Line 9)                               (26) 540,382,211.28
                                                                                                 --------------
  (27) Pro Forma Class A Note Balance (Line 21 - Line 8)                                    (27) 537,485,927.73
                                                                                                 --------------
  (28) Step-Down Amount (Max of 0 or (Line 26 - Line 27))                                   (28)   2,896,283.55         2,896,283.55
                                                                                                 --------------       --------------
  (29) Principal Distribution Amount (Line 25 - Line 28)                                                         (29)  21,239,412.76
                                                                                                                      ==============
------------------------------------------------------------------------------------------------------------------------------------
V.     RECONCILIATION OF COLLECTION ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------

       AVAILABLE FUNDS

       (30) Interest Collections                                                            (30)   8,954,202.93
                                                                                                 --------------
       (31) Repurchased Loan Proceeds Related to Interest                                   (31)              -
                                                                                                 --------------
       (32) Principal Collections                                                           (32)   8,439,540.73
                                                                                                 --------------
       (33) Prepayments in Full                                                             (33)   8,129,787.98
                                                                                                 --------------
       (34) Prepayments in Full Due to Administrative Repurchases                           (34)              -
                                                                                                 --------------
       (35) Repurchased Loan Proceeds Related to Principal                                  (35)              -
                                                                                                 --------------
       (36) Collection of Supplemental Servicing - Extension and
            Late Fees                                                                       (36)     224,670.37
                                                                                                 --------------
       (37) Collection of Supplemental Servicing - Repo and
            Recovery Fees Advanced                                                          (37)              -
                                                                                                 --------------
       (38) Liquidation Proceeds                                                            (38)   2,369,462.00
                                                                                                 --------------
       (39) Recoveries from Prior Month Charge-Offs                                         (39)     421,630.21
                                                                                                 --------------
       (40) Investment Earnings -  Collection Account                                       (40)      15,997.94
                                                                                                 --------------
       (41) Investment Earnings -  Spread Account                                           (41)      15,348.30
                                                                                                 --------------
       (42) Total Available Funds                                                                                (42)  28,570,640.46
                                                                                                                      --------------
       DISTRIBUTIONS:

       (43) Base Servicing Fee -  to Servicer                                               (43)   1,196,636.98
                                                                                                 --------------
       (44) Supplemental Servicing Fee - to Servicer                                        (44)     400,316.71
                                                                                                 --------------
       (45) Indenture Trustee Fees                                                          (45)         250.00
                                                                                                 --------------
       (46) Owner Trustee Fees                                                              (46)              -
                                                                                                 --------------
       (47) Backup Servicer Fees                                                            (47)              -
                                                                                                 --------------
       NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

             ------------------------------------------------------------------------------
                         BEGINNING     INTEREST INTEREST               DAYS    CALCULATED
               CLASS    NOTE BALANCE  CARRYOVER   RATE       DAYS     BASIS     INTEREST
             ------------------------------------------------------------------------------
       (48)  Class A-1              -         - 1.72313%      31     Act.Days             - (48)              -
                                                                       /360
                                                                                                 --------------
       (49)  Class A-2 168,247,624.04         - 1.99000%      30      30/360     279,010.64 (49)     279,010.64
                                                                                                 --------------
       (50)  Class A-3 187,000,000.00         - 2.62000%      30      30/360     408,283.33 (50)     408,283.33
                                                                                                 --------------
       (51)  Class A-4 206,374,000.00         - 3.24000%      30      30/360     557,209.80 (51)     557,209.80
                                                                                                 --------------
       (52)   Class B    8,716,187.57         - 8.00000%      30      30/360      58,107.92 (52)      58,107.92
             ------------------------------------------------------------------------------      --------------

       NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

             ------------------------------------------------------------------------------
                                                          MANDATORY
                        PRINCIPAL     PRINCIPAL  EXCESS      NOTE                 TOTAL
               CLASS   DISTRIBUTION   CARRYOVER PRIN. DUE PREPAYMENT            PRINCIPAL
             ------------------------------------------------------------------------------
       (53)  Class A-1              -         -         -          -        -             - (53)             -
                                                                                                 --------------
       (54)  Class A-2  21,239,412.76         -         -          -        - 21,239,412.76 (54) 21,239,412.76
                                                                                                 --------------
       (55)  Class A-3              -         -         -          -        -             - (55)             -
                                                                                                 --------------
       (56)  Class A-4              -         -         -          -        -             - (56)             -
                                                                                                 --------------
       (57)   Class B               -         -         -          -        -             - (57)             -
             ------------------------------------------------------------------------------      --------------

       (58) Insurer Premiums - to AMBAC                                                     (58)    103,573.00
                                                                                                 --------------
       (59) Total Distributions                                                                                  (59)  24,242,801.15
                                                                                                                      --------------
  (60) Excess Available Funds (or Premium Claim Amount)                                                          (60)   4,327,839.31
                                                                                                                      --------------
  (61) Deposit to Spread Account to Increase to Required Level                                                   (61)              -
                                                                                                                      --------------
  (62) Amount available for Noteholders' Accelerated Principle Amount                                            (62)              -
                                                                                                                      --------------
  (63) Amount available for Deposit into the Note Distribution Account                                           (63)   4,327,839.31
                                                                                                                      --------------

--------------------------------------------------------------------------------------------- --------------------------------------
VI.    CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:
------------------------------------------------------------------------------------------------------------------------------------

  (64) Excess Available Funds After Amount to Increase  Spread to Required Level
       (Line 60 - Line 61)                                                                  (64)   4,327,839.31
                                                                                                 --------------
  (65) Spread Account Balance in Excess of Required Spread Balance                          (65)     724,070.89
                                                                                                 --------------
  (66) Total Excess Funds Available                                                         (66)   5,051,910.20
                                                                                                 --------------
  (67) Pro Forma Class A Note Balance (Line 21 - Line 8)                                    (67) 537,485,927.73
                                                                                                 --------------
  (68) Required Pro Forma Class A Note Balance (88% x Line 9)                               (68) 540,382,211.28
                                                                                                 --------------
  (69) Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)                (69)              -
                                                                                                 --------------
  (70) Lesser of (Line 68) or (Line 69)                                                     (70)              -
                                                                                                 --------------
  (71) Accelerated Principal Amount (Lesser of Line 66 or 70)                                                    (71)              -
                                                                                                                      --------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                     Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

------------------------------------------------------------------------------------------------------------------------------------
VII.    RECONCILIATION OF SPREAD ACCOUNT:               INITIAL DEPOSIT                                                   TOTAL
------------------------------------------------------------------------------------------------------------------------------------
(72)    INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS     26,373,696.22                                                26,373,696.22
------------------------------------------------------------------------------------------------------------------------------------

(73)    BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                               (73)  19,146,191.73
        ADDITIONS TO SPREAD ACCOUNT                                                                                   --------------

  (74)  Deposit from Collection Account (Line 61)                                           (74)              -
                                                                                                 --------------
  (75)  Investments Earnings                                                                (75)      15,348.30
                                                                                                 --------------
  (76)  Deposits Related to Subsequent Receivables
        Purchases                                                                           (76)              -
                                                                                                 --------------
  (77)  Total Additions                                                                                          (77)      15,348.30
                                                                                                                      --------------
        SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                                         (78)  19,161,540.03
                                                                                                                      --------------
        AND SPREAD ACCOUNT REQUIREMENT AMOUNT

  (79)  3% of the Ending Pool Balance (3% x Line 9)                                         (79)  18,422,120.84
                                                        ---------------                          --------------
  (80)  Floor Amount (1.5% of Original Pool Balance)      13,186,848.11                     (80)              -
                                                        ---------------                          --------------
  (81)  If a Spread Cap Event exists then 6% of the
        Ending Pool Balance                                           -                     (81)              -
                                                        ---------------                          --------------
  (82)  If a Trigger Event exists then an unlimited
        amount as determined by the Controlling Party                                       (82)              -
                                                                                                 --------------
  (83)  Spread Account Requirement                                                                               (83)  18,422,120.84
                                                                                                                      --------------
        WITHDRAWALS FROM SPREAD ACCOUNT

  (84)  Withdrawal pursuant to Section 5.1(b)
        (Transfer Investment Earnings to the
        Collection Account)                                                                 (84)      15,348.30
                                                                                                 --------------
  (85)  Withdrawal pursuant to Section 5.7(Spread
        Account Draw Amount)                                                                (85)              -
                                                                                                 --------------
  (86)  Withdrawal pursuant to Section 5.7(b)(x)
        (Unpaid amounts owed to the Insurer)                                                (86)              -
                                                                                                 --------------
  (87)  Withdrawal pursuant to Section 5.7(b)(xiii)
        (Other unpaid amounts owed to the Insurer)                                          (87)              -
                                                                                                 --------------
  (88)  Withdrawal pursuant to Section 5.7(b)(xiv)
        (Note Distribution Account - Class A
        Noteholders' Accelerated Principal Amount)                                          (88)              -
                                                                                                 --------------
  (89)  Withdrawal pursuant to Section 5.7(b)(xv)
        (Note Distribution Account - Class B
        Noteholders' Principal)                                                             (89)     724,070.89
                                                                                                 --------------
  (90)  Total Withdrawals                                                                   (90)     739,419.19
                                                                                                 --------------
                                                                                                                 (91)     739,419.19
                                                                                                                      --------------
        END OF PERIOD SPREAD ACCOUNT BALANCE                                                                     (92)  18,422,120.84
                                                                                                                      --------------
------------------------------------------------------------------------------------------------------------------------------------
VIII.      CALCULATION OF OC LEVEL AND OC PERCENTAGE
------------------------------------------------------------------------------------------------------------------------------------

  (93)  Aggregate Principal Balance                                                         (93) 614,070,694.64
                                                                                                 --------------
  (94)  End of Period Class A Note Balance                                                  (94) 540,382,211.28
                                                                                                 --------------
  (95)  Line 93 less Line 94                                                                (95)  73,688,483.36
                                                                                                 --------------
  (96)  OC Level (Line 95 / Line 93)                                                        (96)         12.00%
                                                                                                 --------------
  (97)  Ending Spread Balance as of a percentage of
        Aggregate Principal Balance (Line 92 /
        Line 93)                                                                            (97)          3.00%
                                                                                                 --------------
  (98)  OC Percentage (Line 96 + Line 97)                                                                        (98)         15.00%
                                                                                                                      --------------
------------------------------------------------------------------------------------------------------------------------------------
IX.        AMOUNTS DUE TO CERTIFICATEHOLDER
------------------------------------------------------------------------------------------------------------------------------------

  (99)  Beginning of Period Class B Noteholder
        Balance                                                                                                  (99)   8,716,187.57
  (100) Funds Available to the Class B Noteholder                                                               (100)   5,051,910.20
  (101) Remaining Balance to the Certificateholder                                                              (101)              -


For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:       (S)/Mike Wilhelms
Name:     Mike Wilhelms
Title:    Sr. VP & Chief Financial Officer
Date:     4-Sep-2003

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

---------------------------------------------
COLLECTION PERIOD BEGINNING:      08/01/2003         Original Pool Balance                                          $ 879,123,207.32
COLLECTION PERIOD ENDING:         08/31/2003
PREV. DISTRIBUTION/CLOSE DATE:    08/12/2003         Beginning of Period Pool Balance                                 638,206,390.95
DISTRIBUTION DATE:                09/12/2003         Principal Reduction during preceding Collection Period            24,135,696.31
DAYS OF INTEREST FOR PERIOD:              31         End of Period Pool Balance                                     $ 614,070,694.64
DAYS IN COLLECTION PERIOD:                31
MONTHS SEASONED:                          13
---------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
I.      COLLECTION PERIOD NOTE
        BALANCE CALCULATION:            CLASS A-1       CLASS A-2       CLASS A-3      CLASS A-4        CLASS B         TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
   (1)  Original Note Balance    (1) $202,000,000.00 $231,000,000.00 $187,000,000.00 $206,374,000.00 $52,749,207.32 $879,123,207.32
                                     ----------------------------------------------------------------------------------------------

   (2)  Beginning of Period
        Note Balance             (2)            0.00  168,247,624.04  187,000,000.00  206,374,000.00   8,716,187.57  570,337,811.61

   (3)  Note Principal
        Payments                 (3)            0.00   21,239,412.76            0.00            0.00   5,051,910.20   26,291,322.96

   (4)  Preliminary End of
        period Note Balance      (4)            0.00  147,008,211.28  187,000,000.00  206,374,000.00   3,664,277.37  544,046,488.65
                                     ----------------------------------------------------------------------------------------------

   (5)  Policy Claim Amount      (5)            0.00            0.00            0.00            0.00           0.00            0.00

   (6)  End of period Note
        Balance                  (6)            0.00  147,008,211.28  187,000,000.00  206,374,000.00   3,664,277.37  544,046,488.65
                                     ==============================================================================================

   (7)  Note Pool Factors
        (6) / (1)                (7)      0.0000000%     63.6399183%    100.0000000%    100.0000000%     6.9466018%     61.8851242%
                                     ==============================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
II.     NOTE INTEREST
        DISTRIBUTION AND
        CARRYOVER AMOUNT                CLASS A-1       CLASS A-2       CLASS A-3      CLASS A-4        CLASS B         TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

   (8)  Note Interest Payments   (8)            0.00      279,010.64      408,283.33      557,209.80      58,107.92    1,302,611.69
   (9)  Interest Carryover
        Amount                   (9)            0.00            0.00            0.00            0.00           0.00            0.00

-----------------------------------------------------------------------------------------------------------------------------------
III.    DISTRIBUTION PER
        $1,000 OF ORIGINAL
        BALANCE                         CLASS A-1       CLASS A-2       CLASS A-3      CLASS A-4        CLASS B         TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

   (10) Principal Distribution  (10)               -           91.95            0.00            0.00          95.77          187.72
   (11) Interest Distribution   (11)               -            1.66            2.18            2.70           6.67           13.21
                                     ----------------------------------------------------------------------------------------------

   (12) Total Distribution
        (10) + (11)             (12)               -           93.60            2.18            2.70         102.44          200.93

-----------------------------------------------------------------------------------------------------------------------------------
IV.     SERVICING FEE PAID TO
        THE SERVICER
-----------------------------------------------------------------------------------------------------------------------------------

   (13) Base Servicing Fee Paid for the Prior Collection Period                                                      $ 1,196,636.98
   (14) Supplemental Servicing Fee Paid for the Prior Collection Period                                                  400,316.71
                                                                                                                    ---------------
   (15) Total Fees Paid to the Servicer                                                                              $ 1,596,953.69
------------------------------------------------------------------------------------------------------------------------------------
V.      COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     -----------------------------------------------
                                                                                        CUMULATIVE                       MONTHLY
                                                                                     -----------------------------------------------
   (16) Original Number of Receivables                                          (16)          57,520
                                                                                     -----------------------------------------------
   (17) Beginning of period number of Receivables                               (17)          47,810                          47,810
   (18) Number of Subsequent Receivables Purchased                              (18)               0                               0
   (19) Number of Receivables becoming Liquidated Receivables
        during period                                                           (19)           4,330                             586
   (20) Number of Receivables becoming Purchased Receivables
        during period                                                           (20)               7                               0
   (21) Number of Receivables paid off during period                            (21)           6,608                             649
                                                                                     -----------------------------------------------
   (22) End of period number of Receivables                                     (22)          46,575                          46,575
                                                                                     -----------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
VI.     STATISTICAL DATA: (CURRENT AND HISTORICAL)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     -----------------------------------------------
                                                                                         ORIGINAL     PREV. MONTH       CURRENT
                                                                                     -----------------------------------------------
   (23) Weighted Average APR of the Receivables                                 (23)          18.03%         17.99%           17.99%
   (24) Weighted Average Remaining Term of the Receivables                      (24)            60.3           49.4             48.4
   (25) Weighted Average Original Term of Receivables                           (25)            64.7           64.9             64.9
   (26) Average Receivable Balance                                              (26)         $15,284        $13,349          $13,185
   (27) Aggregate Realized Losses                                               (27)              $0     $4,804,418       $4,775,275
                                                                                     -----------------------------------------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


-------------------------------------------------------------------------------------------------------------------------
VII.    DELINQUENCY SUMMARY:
        (PRECEDING COLLECTION PERIOD)
-------------------------------------------------------------------------------------------------------------------------

                                                                          -----------------------------------------------
        Receivables with Scheduled Payment delinquent                         UNITS          DOLLARS        PERCENTAGE
                                                                          -----------------------------------------------
   (28) 31-60 days                                                   (28)           2,918    $40,026,124            6.52%
   (29) 61-90 days                                                   (29)             884     11,559,670            1.88%
   (30) over 90 days                                                 (30)             672      8,791,351            1.43%
                                                                          -----------------------------------------------
   (31) Receivables with Scheduled Payment delinquent more
        than 30 days at end of period                                (31)           4,474    $60,377,145            9.83%
                                                                          -----------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
VIII.   NET LOSS RATE:
        (PRECEDING
        COLLECTION
        PERIOD)
-------------------------------------------------------------------------------------------------------------------------

   (32) Total Net Liquidation Losses for the preceding
        Collection Period                                                                           (32)     4,775,275.39
   (33) Beginning of Period Pool Balance                                                            (33)   638,206,390.95
   (34) Net Loss Rate                                                                               (34)            0.75%

-------------------------------------------------------------------------------------------------------------------------
IX.     MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)
-------------------------------------------------------------------------------------------------------------------------

   (35) Aggregrate Principal Balance of Receivables
        extended during the preceding collection period                                             (35)    10,271,013.15
   (36) Beginning of Period Pool Balance                                                            (36)   638,206,390.95
   (37) Monthly Extension Rate                                                                      (37)            1.61%

-------------------------------------------------------------------------------------------------------------------------
X.      PERFORMANCE TESTS:
-------------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------------
        DELINQUENCY RATE

         (38) Receivables with Scheduled Payment delinquent
              > 60 days at end of preceding collection period
              ( 29 + 30 )                                            (38)  $20,351,021.14
                                                                          ---------------
         (39) End of period Principal Balance                        (39)  614,070,694.64
                                                                          ---------------
         (40) Delinquency Ratio (38) divided by (39)                                                (40)            3.31%
                                                                                                         ----------------
         (41) Delinquency Rate Trigger Level for the Preceding
              Collection Period                                                                     (41)            9.75%
                                                                                                         ----------------
         (42) Preceding Collection Period Delinquency Rate
              Compliance                                                                            (42)             PASS
                                                                                                         ----------------
        -----------------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------------
        ROLLING AVERAGE NET LOSS RATE

         (43) Net Loss Rate in Preceding Collection Period           (43)           0.75%
                                                                          ---------------
         (44) Net Loss Rate in Second Preceding Collection
              Period                                                 (44)           0.72%
                                                                          ---------------
         (45) Net Loss Rate in Third Preceding Collection
              Period                                                 (45)           0.63%
                                                                          ---------------
         (46) Rolling Average Net Loss Rate ((43) +(44)
              +(45)) / 3                                                                            (46)            0.70%
                                                                                                         ----------------
         (47) Rolling Average Net Loss Rate Trigger Level
              for the Preceding Collection Period                                                   (47)           16.00%
                                                                                                         ----------------
         (48) Preceding Collection Period Rolling Average
              Net Loss Rate Compliance                                                              (48)             PASS
                                                                                                         ----------------
        -----------------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------------
        AVERAGE MONTHLY EXTENSION RATE

         (49) Principal Balance of Receivables extended
              during preceding Collection Period                     (49)           1.61%
                                                                          ---------------
         (50) Principal Balance of Receivables extended
              during the Second Preceding Collection Period          (50)           1.78%
                                                                          ---------------
         (51) Principal Balance of Receivables extended
              during the Third Preceding Collection Period           (51)           1.61%
                                                                          ---------------
         (52) Average Monthly Extension Rate
              ((49) +(50)+(51)) / 3                                                                (52)            1.67%
                                                                                                         ----------------
         (53) Average Monthly Extension Rate Compliance
              (Extension Rate Maximum = 4%)                                                        (53)             PASS
                                                                                                         ----------------
        -----------------------------------------------------------------------------------------------------------------


For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:      (S)/Mike Wilhelms
Name:    Mike Wilhelms
Title:   Sr. VP & Chief Financial Officer
Date:    4-Sep-2003

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